Goodwill and Intangible Assets	12 Months Ended
Sep. 30, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Intangible Assets

15. Goodwill and Intangible Assets.

The changes in gross carrying amounts of goodwill are as follows (in thousands):

Goodwill
October 1, 2013	$1,087
Goodwill acquired	2,344
September 30, 2014	3,431
No activity	—
September 30, 2015	3,431
No activity	—
September 30, 2016	$3,431

The Company assesses goodwill for impairment on an annual basis in the fourth quarter, or more frequently if events or changes in circumstances indicate that the asset might be impaired.

The Company reviews intangible assets, including customer value, trade name and non-compete agreements, for impairment, whenever events or changes in circumstances indicate that the carrying amount of such assets may not be recoverable. Recoverability of long-lived assets is measured by a comparison of the carrying amount of the asset group to the future undiscounted net cash flows expected to be generated by those assets. If such assets are considered to be impaired, the impairment charge recognized is the amount by which the carrying amounts of the assets exceeds the fair value of the assets.

The gross amounts and accumulated amortization (including impairment) of identifiable intangible assets are as follows (in thousands):

	September 30, 2016		September 30, 2015
	Gross	Accumulated	Gross	Accumulated
	Amount	Amortization	Amount	Amortization
Amortizable intangible assets:
Customer value (useful life 10.5 years)	4,004	2,844	4,004	2,691
Trade name (useful life 3.5 years)	72	60	72	39
Non-compete (useful life 5 years)	62	36	62	24
	$4,138	$2,940	$4,138	$2,754

The Company recorded an impairment charge related to the recorded customer relationship intangible asset resulting from the Pipeline acquisition of $2,074,000, with an after tax impact to net income of $1,265,000, in its consolidated and combined financial statements for the quarter ended March 31, 2015. The impairment charge was calculated utilizing the assistance of a third party valuation expert. The Company's conclusion that an impairment charge was necessary in second quarter 2015 was a the result of (i) the loss of certain Pipeline customers over the course of the first nine months of calendar 2014, and then (ii) the notification from another customer during the second quarter that we would not be able to retain a sizeable piece of the business we acquired from Pipeline at the rates we quoted them during a competitive bid process.

Amortization expense for intangible assets was $186,000 for 2016 and it is included in sales, general and administrative expense. Estimated amortization expense for the five succeeding years follows (in thousands):

Amount
2017	$177
2018	166
2019	154
2020	153
2021	153
Total	$803